INVESCO STRATEGIC PORTFOLIOS, INC.
                        Supplement to Prospectus
                          dated March 1, 1997


The section of the Fund's Prospectus entitled "The Funds and Their Management" is amended to (1) delete the thirteenth paragraph and (2) substitute the following new paragraph in its place:

Utilities: Since July 1997, Brian B. Hayward, portfolio manager of INVESCO Trust Company. Mr. Hayward also serves as portfolio manager of the Utilities Portfolio of INVESCO Variable Investment Funds, Inc. and the INVESCO Worldwide Communications Fund. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri. Mr. Hayward earned a B.A. in Mathematics and a M.A. in Economics from the University of Missouri. He began his investment career in 1985. He is a Chartered Financial Analyst.

The date of this supplement is July 1, 1997.